                                                                   EXHIBIT 99.13


                           COMPUTATIONAL MATERIALS FOR
                           FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]       SERIES 2005-FFH1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[550,000,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FFH1


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                             WELLS FARGO BANK, N.A.
                                    TRUSTEE


                                  MAY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
                           FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]       SERIES 2005-FFH1
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

         BNB COLLATERAL INFORMATION
DEAL NAME:                                            FFML 2005-FFH1
BLOOMBERG TICKER:                                     FFML 2005-FFH1
ASSET CLASS:
ISSUER:
TRUSTEE:                                              Wells Fargo
LEAD MANAGER(S)                                       Merrill Lynch

ISSUE DATE:


ORIGINATORS             % NAME
1                       First Franklin (100.00%)
2
3

MASTER SERVICER
1                       Wilshire Credit Corporation (100.00%)
2


                        PRINCIPAL             WA LOAN        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

FICO :      # LOANS     BALANCE $      %     BALANCE $     WAC    WA AVE FICO  WA %LTV   % DTI  NON - PRIM
       NA                                 0           0
 BELOW 500                                0           0
500 TO 520                                0           0
520 TO 540                                0           0
540 TO 560        1      312,000.00    0.42  312,000.00    8.625      557.000  100.000  33.000       0.000
560 TO 580       30    4,098,267.19    4.08  136,608.91    8.494      580.000  100.020  36.736       0.000
580 TO 600      529   71,012,786.14  183.16  134,239.67    8.423      590.343   99.944  39.219       0.000
600 TO 620      678   87,226,452.95   14.56  128,652.59    8.412      610.253   99.904  43.902       0.000
620 TO 640      447   64,571,331.06   10.78  144,454.88    8.186      628.623   99.941  43.097       0.000
640 TO 660      449   80,561,422.37   13.45  179,424.10    7.675      651.793   99.888  42.573       0.000
660 TO 680      400   77,118,400.62   12.87  192,796.00    7.570      670.406   99.955  43.469       0.000
680 TO 700      365   74,974,859.62   12.52  205,410.57    7.455      690.272  100.073  43.201       2.091
700 TO 750      447  100,378,228.24   16.76  224,559.79    7.344      721.147  100.022  42.782       3.027
  750 PLUS      162   38,770,164.69    6.47  239,322.00    7.345      770.618  100.035  42.438       4.103
     TOTAL     3508  599,023,912.88  275.07  170,759.38    7.814      661.946   99.967  42.601       1.035

FICO MEAN:      662                  MEDIAN:        644  STD DEV:          50



                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

FICO :        NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC    IO
        NA
 BELOW 500
500 TO 520
520 TO 540
540 TO 560         0.000         0.000       0.000        0.000  100.000
560 TO 580         3.294         0.000       0.000        0.000   51.274
580 TO 600         6.982         1.204       0.000        0.000   42.072
600 TO 620         8.850        27.540       0.000        0.000   28.492
620 TO 640         9.553        26.242       0.000        0.000   34.336
640 TO 660        13.283        22.223       0.000        0.000   47.237
660 TO 680        12.086        22.406       0.000        0.000   49.037
680 TO 700        14.659        15.686       0.000        0.000   40.777
700 TO 750        20.407         9.707       0.000        0.000   44.045
  750 PLUS        30.596         4.659       0.000        0.000   54.855
     TOTAL        13.746        16.746       0.000        0.000   41.941


                                              WA LOAN       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

LTV :       # LOANS     BALANCE $      %     BALANCE $     WAC    WA AVE FICO  WA %LTV   % DTI  NON - PRIM
 BELOW 50                                 0           0
 50 TO 55                                 0           0
 55 TO 60                                 0           0
 60 TO 65                                 0           0
 65 TO 70                                 0           0
 70 TO 75         1      399,100.00    0.07  399,100.00    8.250      656.000   72.560  36.000       0.000
 75 YO 80                                --          --
 80 YO 85                                --          --
 85 YO 90                                --          --
 90 TO 95                                --          --
95 TO 100       309   64,274,276.55   10.73  208,007.37    7.660      666.118   99.256  43.533       1.944
 100 PLUS      3198  534,350,536.33   89.20  167,088.97    7.833      661.449  100.074  42.494       0.926
    TOTAL      3508  599,023,912.88  100.00  170,759.38    7.814      661.946   99.967  42.601       1.035

LTV MEAN:     99.97                  MEDIAN      100.00  STD DEV         0.73



                    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

LTV :         NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC    IO
 BELOW 50
 50 TO 55
 55 TO 60
 60 TO 65
 65 TO 70
 70 TO 75        100.000         0.000       0.000        0.000    0.000
 75 YO 80
 80 YO 85
 85 YO 90
 90 TO 95
95 TO 100         13.821        24.643       0.000        0.000   47.774
 100 PLUS         13.672        15.809       0.000        0.000   41.271
TOTAL             13.746        16.746       0.000        0.000   41.941

                                              WA LOAN    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

DTI :       # LOANS     BALANCE $      %     BALANCE $       WAC    WA AVE FICO  WA %LTV   % DTI  NON - PRIM
BELOW 20         81   11,454,680.02    1.91  141,415.80      7.876      661.299  100.016  15.557       5.880
20 TO 25        119   16,323,409.64    2.73  137,171.51      7.942      653.410   99.964  23.301       1.317
25 TO 30        212   29,409,135.73    4.91  138,722.34      7.911      658.808   99.979  28.168       1.348
30 TO 35        353   50,829,444.23    8.49  143,992.76      7.974      651.196   99.928  33.244       0.849
35 TO 40        496   81,230,735.18   13.56  163,771.64      7.892      658.972   99.905  37.995       1.513
40 TO 45        900  159,365,768.01   26.60  177,073.08      7.841      656.624   99.989  43.221       2.040
45 TO 50        814  168,867,584.52   28.19  207,454.04      7.651      679.744  100.031  48.087       0.000
50 TO 55        533   81,543,155.55   13.61  152,989.03      7.856      648.085   99.870  53.314       0.000
55 TO 60                                 --          --
 60 PLUS                                 --          --
   TOTAL       3508  599,023,912.88  100.00  170,759.38      7.814      661.946   99.967  42.601       1.035

DTI MEAN:     42.60                   MEDIAN      44.00    STD DEV        8.94



                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

FICO :        NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC      IO
BELOW 20           5.275        20.415       0.000        0.000    28.334
20 TO 25           7.387        24.801       0.000        0.000    35.730
25 TO 30           6.812        22.595       0.000        0.000    25.919
30 TO 35           7.606        21.067       0.000        0.000    30.490
35 TO 40          10.751        12.535       0.000        0.000    34.395
40 TO 45          13.713        11.212       0.000        0.000    45.024
45 TO 50          20.435        15.684       0.000        0.000    48.559
50 TO 55          11.732        27.028       0.000        0.000    45.800
55 TO 60
 60 PLUS
   TOTAL          13.746        16.746       0.000        0.000    41.941


                                                                           WA LOAN    WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

PURPOSE:                                 # LOANS     BALANCE $       %     BALANCE $   WAC   WA AVE FICO  WA %LTV   % DTI
                               PURCHASE     2900  488,522,119.55   81.55  168,455.90  7.788      663.751  100.041  42.598
                    REFINANCE (NO CASH)       56   10,186,674.95    1.70  181,904.91  7.873      657.748   98.471  42.459
                  REFINANCE (RATE TERM)                               --          --
       CASH OUT REFINANCE BELOW 70% LTV                               --          --
CASH OUT REFINANCE WITH LTV 70.1% - 75%                               --          --
CASH OUT REFINANCE WITH LTV 75.1% - 80%
CASH OUT REFINANCE WITH LTV 80.1% - 85%
CASH OUT REFINANCE WITH LTV 85.1% - 90%
      CASH OUT REFINANCE WITH LTV > 90%      552  100,315,118.38   16.75  181,730.29  7.938      653.582   99.760  42.630
                                                                                  --     --
                                  TOTAL     3508  599,023,912.88  100.00  170,759.38  7.814      661.946   99.967  42.601

                                                        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

PURPOSE                                    NON - PRIM  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC    IO
                              PURCHASE          1.269      15.502         0.000       0.000        0.000  47.729
                   REFINANCE (NO CASH)          0.000       6.302         0.000       0.000        0.000  16.394
                 REFINANCE (RATE TERM)
      CASH OUT REFINANCE BELOW 70% LTV
CASH OUT REFINANCE WITH LTV 70.1% - 75%
CASH OUT REFINANCE WITH LTV 75.1% - 80%
CASH OUT REFINANCE WITH LTV 80.1% - 85%
CASH OUT REFINANCE WITH LTV 85.1% - 90%
      CASH OUT REFINANCE WITH LTV > 90%         0.000       5.948       100.000       0.000        0.000  16.351

TOTAL                                           1.035      13.746        16.746       0.000        0.000  41.941



                                                         WA LOAN        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

OCCUPANCY STATUS        # LOANS     BALANCE $      %     BALANCE $    WAC   WA AVE FICO  WA %LTV   % DTI   NON - PRIM
        OWNER OCCUPIED      3471  592,826,870.56   98.97  170,794.26  7.815      661.193   99.968   42.662       0.000
            INVESTMENT                               --          --
2ND / VACATION / OTHER       37    6,197,042.32    1.03  167,487.63  7.790      733.995   99.919   36.725     100.000
                                                     --          --
                 TOTAL     3508  599,023,912.88  100.00  170,759.38  7.814      661.946   99.967   42.601       1.035

                              WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

OCCUPANCY STATUS        NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC    IO
        OWNER OCCUPIED      13.776        16.921       0.000        0.000  42.379
            INVESTMENT
2ND / VACATION / OTHER      10.865         0.000       0.000        0.000   0.000

                 TOTAL      13.746        16.746       0.000        0.000  41.941



                                                                             WA LOAN     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

DOCUMENTATION TYPE:                        # LOANS     BALANCE $      %     BALANCE $     WAC    WA AVE FICO  WA %LTV   % DTI
                       FULL DOCUMENTATION     2311  316,338,763.97   52.81  136,883.93    7.992      639.890  100.022   42.145
                    LIMITED DOCUMENTATION        9    1,521,650.00    0.25  169,072.22    7.505      673.029  100.000   41.449
      STATED DOCUMENTATION WITH LTV < 70%                               --          --
STATED DOCUMENTATION WITH LTV 70.1% - 80%
STATED DOCUMENTATION WITH LTV 80.1% - 85%
STATED DOCUMENTATION WITH LTV 85.1% - 90%      527  156,898,709.61   26.19  297,720.51    7.542      691.702   99.952   43.727
                   NO INCOME VERIFICATION      645  120,482,968.87   20.11  186,795.30    7.717      680.264   99.843   42.261
                                     NINA                               --          --
                                   NO DOC                               --          --
                                  BLENDED       16    3,781,820.43    0.63  236,363.78    7.484      684.350  100.000   45.302
                                    TOTAL     3508  599,023,912.88  100.00  170,759.38    7.814      661.946   99.967   42.601

                                                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

DOCUMENTATION TYPE:                          NON - PRIM  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC      IO
                       FULL DOCUMENTATION         1.959       9.321        10.321       0.000        0.000    39.009
                    LIMITED DOCUMENTATION         0.000       6.112         0.000       0.000        0.000    71.166
      STATED DOCUMENTATION WITH LTV < 70%
STATED DOCUMENTATION WITH LTV 70.1% - 80%
STATED DOCUMENTATION WITH LTV 80.1% - 85%
STATED DOCUMENTATION WITH LTV 85.1% - 90%         0.000      24.561         2.625       0.000        0.000    78.744
                   NO INCOME VERIFICATION         0.000      11.250        52.643       0.000        0.000     0.486
                                     NINA
                                   NO DOC
                                  BLENDED         0.000      17.716         3.226       0.000        0.000    69.252
                                    TOTAL         1.035      13.746        16.746       0.000        0.000    41.941

                                                                   WA LOAN      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

PROPERTY TYPE:                  # LOANS    BALANCE $       %     BALANCE $    WAC   WA AVE FICO  WA %LTV   % DTI   NON - PRIM
SINGLE FAMILY                      2697  423,319,458.34   70.67  156,959.38  7.853      657.502   99.971   42.328       0.933
PLANNED UNIT DEVELOPMENT (PUD)      437   93,364,837.51   15.59  213,649.51  7.778      662.395  100.025   41.979       1.686
2-4 UNIT                            121   32,146,916.64    5.37  265,677.00  7.543      690.434   99.976   45.395       0.000
TOWNHOUSE                                                    --          --
CONDO                               253   50,192,700.39    8.38  198,390.12  7.729      680.344   99.826   44.265       1.341
MH                                                           --          --
OTHER                                                        --          --
TOTAL                              3508  599,023,912.88  100.00  170,759.38  7.814      661.946   99.967   42.601       1.035

                                            WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

PROPERTY TYPE:                     NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC    IO
SINGLE FAMILY                           0.000        20.539       0.000        0.000    37.240
PLANNED UNIT DEVELOPMENT (PUD)          0.000         7.928       0.000        0.000    51.465
2-4 UNIT                              100.000         5.717       0.000        0.000    50.911
TOWNHOUSE
CONDO                                 100.000         8.226       0.000        0.000    58.132
MH
OTHER
TOTAL                                  13.746        16.746       0.000        0.000    41.941



                                                         WA LOAN     WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

UPB:                  # LOANS     BALANCE $      %      BALANCE $   WAC          FICO     %LTV  % DTI  NON - PRIM
BELOW $50,000             120     5,170,332.88    0.86   43,086.11  8.48       642.58   100.00  38.35        1.43
$50,001 TO $75,000        415    26,783,684.92    4.47   64,539.00  8.35       637.61   100.02  40.61        1.29
$75,001 TO $100,000       606    53,208,018.16    8.88   87,802.01  8.16       636.00    99.97  40.87        0.83
$100,001 TO $125,000      427    48,461,032.47    8.09  113,491.88  8.00       640.12    99.97  42.07        0.24
$125,001 TO $150,000      460    63,421,901.03   10.59  137,873.70  7.95       645.06   100.01  42.19        1.31
$150,001 TO $200,000      552    95,719,135.49   15.98  173,404.23  7.90       654.14   100.00  42.42        0.91
$200,001 TO $250,000      286    64,085,177.44   10.70  224,074.05  7.72       665.03   100.00  42.54        1.99
$250,001 TO $300,000      199    54,192,748.47    9.05  272,325.37  7.67       672.66   100.02  43.02        1.53
$300,001 TO $350,000      141    46,254,639.36    7.72  328,047.09  7.73       666.98   100.01  44.08        2.15
$350,001 TO $400,000       87    32,717,014.19    5.46  376,057.63  7.57       681.74    99.67  43.52        0.00
$400,001 TO $450,000       61    25,747,638.82    4.30  422,092.44  7.48       681.17    99.92  43.10        1.65
$450,000 TO $500,000       55    26,220,407.47    4.38  476,734.68  7.58       681.88    99.96  44.78        0.00
$500,001 TO $600,000       72    39,152,616.50    6.54  543,786.34  7.47       694.15    99.98  42.95        0.00
$600,001 TO $700,000       22    14,244,465.68    2.38  647,475.71  7.39       720.84    99.96  46.02        0.00
$700,001 PLUS               5     3,645,100.00    0.61  729,020.00  7.20       725.71    98.91  39.31        0.00
TOTAL                    3508   599,023,912.88  100.00  170,759.38  7.81       661.95    99.97  42.60        1.03

                          MIN            24950     MAX      750000

                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

UPB  :                  NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC    IO
BELOW $50,000                 9.02          5.32        0.00         0.00     5.93
$50,001 TO $75,000           10.08          8.20        0.00         0.00     8.42
$75,001 TO $100,000           6.53         13.95        0.00         0.00    19.88
$100,001 TO $125,000          4.29         12.67        0.00         0.00    25.13
$125,001 TO $150,000         10.05         17.37        0.00         0.00    28.63
$150,001 TO $200,000         10.41         24.34        0.00         0.00    36.03
$200,001 TO $250,000         12.45         17.48        0.00         0.00    39.88
$250,001 TO $300,000         17.55         20.27        0.00         0.00    48.67
$300,001 TO $350,000         15.56         20.51        0.00         0.00    51.63
$350,001 TO $400,000         17.44         15.08        0.00         0.00    53.69
$400,001 TO $450,000         26.16         14.81        0.00         0.00    58.99
$450,000 TO $500,000         27.38         12.63        0.00         0.00    69.30
$500,001 TO $600,000         26.48         12.64        0.00         0.00    78.07
$600,001 TO $700,000         18.29          9.04        0.00         0.00    86.50
$700 001 PLUS                 0.00          0.00        0.00         0.00   100.00
TOTAL                        13.75         16.75        0.00         0.00    41.94



                                                  WA LOAN      WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

STATE:          # LOANS     BALANCE $      %     BALANCE $   WAC           FICO     %LTV  % DTI   NON - PRIM
CALIFORNIA          299  115,530,875.16   19.29  386,390.89  7.378      692.120   99.946  43.926       0.725
FLORIDA             235   45,413,613.23    7.58  193,249.42  7.848      670.983  100.155  42.443       2.834
MICHIGAN            263   39,582,723.75    6.61  150,504.65  7.714      655.790   99.891  43.062       0.596
OHIO                327   37,748,822.07    6.30  115,439.82  7.939      639.857   99.951  42.316       0.625
ILLINOIS            211   37,695,409.40    6.29  178,651.23  7.926      664.266   99.877  43.726       0.000
TEXAS               231   27,746,070.68    4.63  120,112.86  8.075      639.602   99.991  40.338       1.160
GEORGIA             168   24,628,162.80    4.11  146,596.21  8.049      642.789   99.905  43.199       3.843
NEW YORK            114   23,349,952.09    3.90  204,824.14  7.748      679.797   99.891  43.998       0.000
NORTH CAROLINA      164   22,944,046.49    3.83  139,902.72  8.064      643.757   99.950  41.283       0.501
MINNESOTA           104   20,993,594.43    3.50  201,861.48  7.539      673.329  100.004  41.853       1.594
INDIANA             183   19,440,581.73    3.25  106,232.69  8.016      639.463  100.030  40.219       0.227
NEW JERSEY           61   16,049,586.20    2.68  263,107.97  7.711      673.214   99.925  44.547       0.000
TENNESSEE           123   13,263,023.69    2.21  107,829.46  8.037      635.044   99.880  41.814       0.000
MARYLAND             52   11,579,090.21    1.93  222,674.81  7.976      656.758  100.449  42.048       0.000
SOUTH CAROLINA       89   11,170,585.34    1.86  125,512.19  8.183      643.101   99.855  40.693       2.681
OTHER               884  131,887,775.61   22.02  149,194.32  7.976      653.080   99.964  41.985       1.167
TOTAL              3508  599,023,912.88  100.00  170,759.38  7.814      661.946   99.967  42.601       1.035

                          WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

STATE:            NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC   IO
CALIFORNIA            23.860         6.693       0.000        0.000  79.651
FLORIDA                8.303        10.743       0.000        0.000  47.274
MICHIGAN              17.307        27.721       0.000        0.000  32.026
OHIO                   5.721        21.664       0.000        0.000  32.404
ILLINOIS              17.365        42.916       0.000        0.000  22.115
TEXAS                  3.861         0.000       0.000        0.000  14.144
GEORGIA                4.005        13.207       0.000        0.000  47.470
NEW YORK              31.051        19.513       0.000        0.000  19.265
NORTH CAROLINA         1.568         9.451       0.000        0.000  39.464
MINNESOTA             11.090        19.761       0.000        0.000  48.219
INDIANA                1.669        11.631       0.000        0.000  16.781
NEW JERSEY            40.320        23.005       0.000        0.000  37.365
TENNESSEE              0.000        19.827       0.000        0.000  19.466
MARYLAND              15.956        10.319       0.000        0.000  48.089
SOUTH CAROLINA         1.359         9.568       0.000        0.000  39.422
OTHER                 11.113        20.778       0.000        0.000  32.904
TOTAL                 13.746        16.746       0.000        0.000  41.941



                                                        WA LOAN       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

CALIFORNIA BREAKDOWN:  # LOANS     BALANCE $      %     BALANCE $   WAC           FICO     %LTV  % DTI   NON - PRIM
CA NORTH                    86   31,401,444.88   27.18  365,133.08  7.445      684.268  100.058  43.263       0.000
CA SOUTH                   213   84,129,430.28   72.82  394,973.85  7.353      695.050   99.904  44.173       0.996
TOTAL                      299  115,530,875.16  100.00  760,106.93  7.378      692.120   99.946  43.926       0.725

                                  WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

CALIFORNIA BREAKDOWN:    NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC      IO
CA NORTH                     20.525         8.838       0.000        0.000    83.219
CA SOUTH                     25.104         5.893       0.000        0.000    78.319
TOTAL                        23.860         6.693       0.000        0.000    79.651

                                                  WA LOAN       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

FIXED/FLOATING:  # LOANS     BALANCE $      %     BALANCE $    WAC   WA AVE FICO  WA %LTV  % DTI   NON - PRIM
1 YEAR ARM             5      772,792.07    0.13  154,558.41  7.555      652.985   99.995  43.160       0.000
2/28 ARM            1566  230,906,772.74   38.55  147,450.05  7.863      656.708   99.981  41.511       1.993
2/28 ARM IO          815  197,565,867.83   32.98  242,412.11  7.673      668.554   99.948  44.235       0.000
3/27 ARM             354   55,800,527.72    9.32  157,628.61  7.717      665.032   99.981  41.808       1.636
3/27 ARM IO          225   45,661,298.21    7.62  202,939.10  7.768      660.648   99.933  42.725       0.000
5/25 ARM              18    3,093,692.75    0.52  171,871.82  7.662      680.869  100.624  42.511       5.073
5/25 ARM IO           13    3,273,900.00    0.55  251,838.46  7.545      686.835   99.997  47.080       0.000
FIXED RATE           512   61,949,061.56   10.34  120,994.26  8.230      656.424   99.957  41.835       0.849
OTHER                                         --         --
                    ----  --------------  ------  ----------  -----      -------   ------  ------       -----
TOTAL               3508  599,023,912.88  100.00  170,759.38  7.814      661.946   99.967  42.601       1.035


                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

FIXED/FLOATING:   NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC    IO
1 YEAR ARM            17.987        50.984       0.000        0.000      0.000
2/28 ARM              10.606        22.871       0.000        0.000      0.000
2/28 ARM IO           18.635         5.572       0.000        0.000    100.000
3/27 ARM              16.788        24.563       0.000        0.000      0.000
3/27 ARM IO           18.398        10.410       0.000        0.000    100.000
5/25 ARM              13.317        31.315       0.000        0.000      0.000
5/25 ARM IO            7.360         5.498       0.000        0.000    100.000
FIXED RATE             3.991        26.624       0.000        0.000      7.645
OTHER
                      ------        ------       -----        -----     ------
TOTAL                 13.746        16.746       0.000        0.000     41.941




                                                        WA LOAN       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

MONTHS TO RATE RESET:  # LOANS     BALANCE $      %     BALANCE $    WAC   WA AVE FICO  WA %LTV  % DTI   NON - PRIM
1-12                         5      772,792.07    0.13  154,558.41  7.555      652.985   99.995  43.160       0.000
13 - 24                   2372  426,988,235.57   71.28  180,011.90  7.776      662.210   99.966  42.783       1.078
25 - 36                    587  102,848,230.93   17.17  175,209.93  7.739      662.791   99.960  42.172       0.888
37 - 49                      1       98,000.00    0.02   98,000.00  8.125      756.000  100.000  34.000       0.000
49 >=                       31    6,367,592.75    1.06  205,406.22  7.602      683.936  100.302  44.860       2.465
N/A                        512   61,949,061.56   10.34  120,994.26  8.230      656.424   99.957  41.835       0.849
                          ----  --------------  ------  ----------  -----      -------  -------  ------       -----
TOTAL                     3508  599,023,912.88  100.00  170,759.38  7.814      661.946   99.967  42.601       1.035


                               WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

MONTHS TO RATE RESET:   NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC      IO
1-12                        17.987        50.984       0.000        0.000     0.000
13 - 24                     14.153        14.946       0.000        0.000    46.105
25 - 36                     18.128        17.949       0.000        0.000    45.080
37 - 49                      0.000         0.000       0.000        0.000     0.000
49 >=                       10.254        18.041       0.000        0.000    51.415
N/A                          3.991        26.624       0.000        0.000     7.645
                            ------        ------       -----        -----    ------
TOTAL                       13.746        16.746       0.000        0.000    41.941




                                                                     WA LOAN       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

LIEN:                              # LOANS     BALANCE $      %     BALANCE $    WAC   WA AVE FICO  WA %LTV   % DTI   NON - PRIM
1ST LIEN                              3508  599,023,912.88  100.00  170,759.38  7.814      661.946   99.967   42.601       1.035
SECOND LIENS WITH LTV BELOW 85%                                 --          --
SECOND LIENS WITH LTV 85.1% - 90%                               --          --
SECOND LIENS WITH LTV 90.1% - 95%
SECOND LIENS WITH LTV ABOVE 95%
OTHER                                                           --          --
                                      ----  --------------  ------  ----------  -----      -------   ------   ------       -----
TOTAL                                 3508  599,023,912.88  100.00  170,759.38  7.814      661.946   99.967   42.601       1.035


                                         WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

LIEN:                                NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC    IO
1ST LIEN                                 13.746        16.746       0.000        0.000  41.941
SECOND LIENS WITH LTV BELOW 85%
SECOND LIENS WITH LTV 85.1% - 90%
SECOND LIENS WITH LTV 90.1% - 95%
SECOND LIENS WITH LTV ABOVE 95%
OTHER
                                         ------        ------       -----        -----  ------
TOTAL                                    13.746        16.746       0.000        0.000  41.941




                                              WA LOAN        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

PREPAYMENT:  # LOANS     BALANCE $      %     BALANCE $   WAC    WA AVE FICO  WA %LTV  % DTI   NON - PRIM
NONE             845  151,707,702.40   25.33  179,535.74  7.976      663.662   99.844  42.682       1.525
6 MONTHS                                  --          --
1 YEAR           127   26,043,821.91    4.35  205,069.46  8.021      675.115   99.902  43.842       0.710
2 YEAR          1563  275,929,324.96   46.06  176,538.28  7.772      660.853  100.025  42.417       0.862
3 YEAR           973  145,343,063.61   24.26  149,376.22  7.689      659.871   99.998  42.643       0.908
5 YEAR                                    --         --
OTHER                                     --         --
                ----  --------------  ------  ----------  -----      -------   ------  ------       -----
TOTAL           3508  599,023,912.88  100.00  170,759.38  7.814      661.946   99.967  42.601       1.035


                       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

PREPAYMENT:    NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC      IO
NONE               16.732        16.518       0.000        0.000    38.957
6 MONTHS
1 YEAR             25.569        15.949       0.000        0.000    50.817
2 YEAR             12.311        13.590       0.000        0.000    44.393
3 YEAR             11.234        23.120       0.000        0.000    38.811
5 YEAR
OTHER
                   ------        ------       -----        -----    ------
TOTAL              13.746        16.746       0.000        0.000    41.941




                                                  WA LOAN        WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

INDEX:           # LOANS     BALANCE $      %     BALANCE $    WAC   WA AVE FICO  WA %LTV   % DTI   NON - PRIM
LIBOR - 6 MONTH     2996  537,074,851.32   89.66  179,263.97  7.767      662.583   99.969   42.689       1.056
LIBOR - 1 MONTH                               --          --
FIXED RATE           512   61,949,061.56   10.34  120,994.26  8.230      656.424   99.957   41.835       0.849
OTHER                                         --          --
                    ----  --------------  ------  ----------  -----      -------   ------   ------       -----
TOTAL               3508  599,023,912.88  100.00  170,759.38  7.814      661.946   99.967   42.601       1.035


                           WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

INDEX:             NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC     IO
LIBOR - 6 MONTH        14.871        15.607       0.000        0.000   45.897
LIBOR - 1 MONTH
FIXED RATE              3.991        26.624       0.000        0.000   7.645
OTHER
                       ------        ------       -----        -----   ------
TOTAL                  13.746        16.746       0.000        0.000   41.941


                                                         WA LOAN       WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS


MORTGAGE INSURANCE:     # LOANS    BALANCE $       %     BALANCE $    WAC   WA AVE FICO  WA %LTV  % DTI   NON - PRIM
80 PLUS LTV WITH MI                                   0           0
80 PLUS LTV WITHOUT MI     3507  598,624,812.88   99.93  170,694.27  7.814      661.950  99.986   42.605       1.035
BELOW 80 LTV WITH MI                                 --          --
NOT COVERED BY MI             1      399,100.00    0.07  399,100.00  8.250      656.000  72.560   36.000       0.000
OTHER                                                --          --
                          -----  --------------  ------  ----------  -----      -------  ------   ------       -----
TOTAL                      3508  599,023,912.88  100.00  170,759.38  7.814      661.946  99.967   42.601       1.035



                                 WEIGHTED AVERAGE COLLATERAL CHARACTERISTICS

MORTGAGE INSURANCE:       NON SF/PUD  REFI CACHOUT  MI COVERED  NINA/NO DOC    IO
80 PLUS LTV WITH MI
80 PLUS LTV WITHOUT MI        13.688        16.758       0.000        0.000  41.969
BELOW 80 LTV WITH MI
NOT COVERED BY MI            100.000         0.000       0.000        0.000   0.000
OTHER
                             -------        ------       -----        -----  ------
TOTAL                         13.746        16.746       0.000        0.000  41.941
